RiverGuide Fund





                         Prospectus dated March 31, 2004







                   Investment objective: capital appreciation.

                              401 Junction Highway
                             Kerrville, Texas 78028

                                 (877) 322-0574




















The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                TABLE OF CONTENTS

                                                                        PAGE

       RISK RETURN SUMMARY..................................................1

       FEES AND EXPENSES OF INVESTING IN THE FUND...........................4

       ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS ........4

       HOW TO BUY SHARES....................................................6

       HOW TO REDEEM SHARES.................................................8

       DETERMINATION OF NET ASSET VALUE.....................................9

       DIVIDENDS, DISTRIBUTIONS AND TAXES...................................9

       MANAGEMENT OF THE FUND..............................................11

       FINANCIAL HIGHLIGHTS................................................12

       PRIVACY POLICY......................................................13

       FOR MORE INFORMATION........................................BACK COVER

2

RISK RETURN SUMMARY

Investment Objective

     The investment objective of the RiverGuide Fund is capital appreciation.

Principal Strategies

     The Fund invests primarily in equity securities selected by the Fund's advisor, Bates Total Asset Management, Inc., using a proprietary valuation and timing method. Using its method, the advisor identifies the sectors, industries and indexes, both foreign and domestic that are exhibiting superior upward price movement relative to other sectors, industries and indexes, and allocates portions of the Fund's investments accordingly. For example, the advisor might shift a portion of the Fund's investments between the technology sector and the health sector, another portion between a large capitalization index and a small capitalization index, and still another portion between a U.S. stock index and a Japanese stock index, or any number of other combinations, based on the advisor's assessment of which sectors, industries, indexes or countries offer better opportunities for capital appreciation. The Fund may, at times, invest a significant portion of its assets in any one sector, industry, index or country.

     Equity securities in which the Fund may invest will primarily consist of exchange-traded funds (ETFs), U.S. common stock, American Depositary Receipts
(ADRs), and open-end mutual funds. ETFs typically own stocks included in a particular index and changes in the price of the ETFs (before deducting the ETFs' expenses) track the movement of the associated index relatively closely. An ADR is an U.S. dollar denominated certificate issued by an U.S. bank that evidences ownership of shares of a foreign company. ADRs are alternatives to the direct purchase of the underlying foreign stock.

     The advisor has adopted a market-timing model that depends upon identifying trends in market activity. The advisor attempts to identify markets in which the Fund should be "in the market" or invested in equity securities that may increase in value. The advisor also attempts to identify times of anticipated market decline or anticipated sideways movement markets in which the Fund should be "out of the market" and invested only in a money market fund or cash equivalent. The advisor is vulnerable to taking losing positions during sideways or choppy markets where, judged in hindsight, there was no trend to follow.
While the advisor believes its market-timing model will produce positive results, there can be no assurance or guarantee that past performance will produce positive results in future markets. In addition, outside forces, including governmental action or inaction, disruptions of the financial markets, electronic communication difficulties, and the inability or refusal of intermediaries to perform as requested, as well as other factors, may unfavorably impact performance. The advisor may adjust its market timing model from time to time if market conditions warrant. Such adjustments may or may not produce positive results. If the Fund is out of the market and its assets are invested in a money market fund, the Fund will incur duplicate management and other fees charged by the money market fund.

         The Fund will sell short equity securities that the Fund's advisor believes are overvalued in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. Short selling means the Fund sells a security that it does not own, borrows the same security from a broker or other institution to complete the sale, and buys the same security at a later date to repay the lender. If the security is overvalued, and the price declines before the Fund buys the security, the Fund makes a profit. If the price of the security increases before the Fund buys the security, the Fund loses money.

     The Fund is a non-diversified fund, which means that the Fund may take a larger position in a small number of investments than a diversified fund. In addition, certain sectors, industries and indexes, both foreign and domestic, may be overweighted compared to others because the Fund's advisor seeks the best investment opportunities. The sectors, industries and indexes, both foreign and domestic, in which the Fund may be overweighted will vary according to the advisor's assessment of market conditions. The advisor will engage in active trading of the Fund's portfolio securities as a result of its investment strategy, the effects of which are described below under "Turnover Risk."

Principal Risks of Investing in the Fund

     o Management Risk. The advisor's strategy may fail to produce the intended results.

     o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. Similarly, if the prices of securities owned by an ETF falls, so will the value of the ETF (and the value of the Fund if it owns the ETF).

     o Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. Similarly, the prices of ETFs are given to similar volatility as the stocks contained in the index they represent. These volatilities affect the value of the Fund's shares.

     o Market Risk. Overall stock market risks may also affect the value of the Fund. For example, if the general level of stock prices fall, so will the value of some ETFs because they represent an interest in a broadly diversified stock portfolio. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.

     o Higher Expenses. Your cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests exclusively in common stock. By investing in the Fund, you will indirectly bear any fees and expenses charged by the ETFs, ADRs, and open-end funds in which the Fund invests in addition to the Fund's direct fees and expenses. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

     o Foreign Risk. To the extent the Fund invests in ADRs and foreign ETFs, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company or group of companies. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund's portfolio is overweighted in a certain geographic region any negative development affecting that region will have a greater impact on the Fund than a fund that is not overweighted in that region.

     o Emerging Market Risk. All of the "foreign risks" described above are heightened to the extent the Fund invests in emerging foreign markets. There may be greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; risk of companies that may be newly organized and small; and less developed legal systems.

     o Smaller Company Risk. To the extent the Fund invests, directly or indirectly, in smaller capitalization companies, the Fund will be subject to additional risks. These include:

     o The earnings and prospects of smaller companies are more volatile than larger companies.

     o Smaller companies may experience higher failure rates than do larger companies.

     o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

     o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

     o Short Sale Risk. The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative equity funds. Positions in shorted securities are speculative and more risky than long positions (purchases). You should be aware that any strategy that includes selling securities short can suffer significant losses. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund's return. See "Additional Information" at the Fund's "Strategies & Risks
          - Short Sales."

     o Option Risk. Options in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. See "Additional Information" at the Fund's "Strategies and Risks - Options."

     o Turnover Risk. The Fund is actively managed and The Fund's portfolio turnover rate may be extremely high. A higher rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains which, when distributed, are taxable to shareholders.

     o Non-Diversification Risk. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of investments and will be subject to substantially more investment risk and potential for volatility than a diversified fund. The Fund's share price could fall if the Fund is heavily invested in a particular security and the price of that security falls.

     o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary, and you could lose money.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund's returns and the table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. On January 3, 2003, the Fund acquired the assets and liabilities of the RiverGuide Fund, a series of Ameriprime Advisors Trust, in a tax-free reorganization. The Fund is a continuation of the predecessor fund and, therefore, the bar chart and table include the predecessor fund's performance. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                                [CHART OMITTED]

                        TOTAL RETURN AS OF DECEMBER 31ST

                                 2002 -  13.75%
                                 2003 - -30.72%


     During the period shown, the highest return for a quarter was 12.96% (4th quarter, 2002); and the lowest return was -21.81% (4th quarter, 2003).

Average Annual Total Return for the period ended December 31, 2003

The Fund                                                        One Year            Since Inception(1)
         Return Before Taxes                                    -30.72%                -10.88%
         Return After Taxes on Distributions                    -31.88%                -12.85%
         Return After Taxes on Distributions and
             Sale of Fund Shares(2)                             -18.40%                 -9.18%
S&P 500 Index                                                    28.66%                 -0.29%
(reflects no deductions for fees, expenses or taxes)

(1) December 7, 2001
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          FEES AND EXPENSES OF THE FUND

The tables describe the fees and estimated expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees (fees paid directly from your investment)
     Maximum Sales Charge (Load) Imposed on Purchases......................NONE
     Maximum Deferred Sales Charge (Load)..................................NONE
     Redemption Fee1.......................................................NONE

  Annual Fund Operating Expenses2 (expenses that are deducted from Fund assets)
     Management Fee3.......................................................2.25%
     Distribution and/or Service (12b-1) Fees..............................NONE
     Other Expenses........................................................0.03%
     Total Annual Fund Operating Expenses..................................2.28%

     1 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

     2 The Fund may invest extensively in ETFs and mutual funds. To the extent that the Fund invests in ETFs and mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such products, in addition to the fees and expenses payable directly by the Fund. Therefore, to the extent that the Fund invests in such products, the Fund will incur higher expenses, many of which may be duplicative. These expenses will be borne by the Fund, and are not included in the expenses reflected in the table above or example below.

     3 The advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940, if any.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


         1 Year        3 Years       5 Years      10 Years
         ------        -------       -------      --------
          $231          $712          $1220        $2615


          ADDITIONAL INFORMATION ABOUT THE FUND'S STRATEGIES AND RISKS

Principal Strategies

     Exchange Traded Funds - ETFs include S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRSs, DIAMONDS, iShares, HOLDRS, and other security baskets. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average.

     ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depositary Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

     The Fund may invest a significant portion of its assets in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical / Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index and other sector-specific ETFs. To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Fund will invest in new exchange traded shares, as they become available. The principal risks associated with the ETFs include the risk that the equity securities in an ETF will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. They also include special risks associated with the particular sector or countries in which the ETF invests.

     The Fund may invest up to 25% of its assets in foreign companies, including those in the world's developed and emerging markets, by purchasing American Depositary Receipts ("ADRs") and ETFs like World Equity Benchmark Shares ("WEBS"). An ADR is an U.S. dollar denominated certificate that evidences ownership of shares of a foreign company. ADRs are alternatives to the direct purchase of the underlying foreign stock. WEBS represent a broad portfolio of publicly traded stocks in a selected country. Each WEBS Index Series or iShares seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") Index. To the extent the Fund invests in ADRs or foreign ETFs, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

Short Sales - The Fund engages in short selling activities, which are significantly different from the investment activities commonly associated with conservative stock funds. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transactions costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund's return. The advisor does not intend to use leverage with respect to its short positions; as a result, the Fund's portfolio under normal circumstances will always include sufficient cash equivalents (such as money market instruments, U.S. Treasury Bills, money market funds or repurchase agreements) to cover its obligations to close its short positions.

Options - The Fund may purchase put options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid.

Non-Principal Strategies

     The investment objective of the Fund may be changed without shareholder approval upon at least 60 days written notice to shareholders.

     The Fund may rotate a portion of its assets to debt securities when the advisor believes that the prospects for capital appreciation may be greater than in equity securities. From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.


                                HOW TO BUY SHARES
Initial Purchase

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in the Fund is $1,000 ($500 for IRAs and other qualified plans). Subsequent investments may be of any amount. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Fund's advisor. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by the intermediary.

     By Mail - To be in proper form, your initial purchase request must include:

     o a completed and signed investment application form (which accompanies this Prospectus);

     o    a check made payable to the Fund; and

     o    the initial check should have the same address as the application.

     Mail the application and check to:

U.S. Mail:  RiverGuide Fund                        Overnight:    RiverGuide Fund
            c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
            P.O. Box 6110                                        431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110                     Indianapolis, Indiana 46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 322-0574 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

         Huntington National Bank
         ABA #0440-0002-4
         Attn: RiverGuide Fund
         D.D.A# 01892204699
         Account Name ____________________ (write in shareholder name) For the Account # _______________ (write in account number)

     You must mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays, which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

o        your name
o        the name of your account(s),
o        your account number(s),
o        the name of the Fund
o        a check made payable to the Fund

Checks should be sent to the RiverGuide Fund at the address listed under the heading "How to Buy Shares - By Mail" in this prospectus. A bank wire should be sent as outlined under the heading "How to Buy Shares - By Wire" in this prospectus.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to shorter or medium term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent will not accept third party checks, cashier checks, counter checks, travelers checks, money orders, or credit card checks. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

             RiverGuide Fund
             c/o Unified Fund Services, Inc.
             P.O. Box 6110 Indianapolis, Indiana 46206-6110

     "Proper order" means your request for a redemption must include:

     o    the Fund name and account number,

     o    account name(s) and address,

     o    the dollar amount or number of shares you wish to redeem.

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount of number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund requires that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain one from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (877) 322-0574 if you have questions. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 322-0574. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (877) 322-0574. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to reissue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your  shares is based on the Fund's  net asset  value
(NAV) per share . The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets
(including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

         Dividends and Distributions

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

         Taxes

     Investment income distributed by the Fund generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as discussed in the chart below. However, as discussed below, the 2003 Tax Act made certain changes in the tax of "qualified dividend income" and long-term capital gains to non-corporate taxpayers. Dividends normally will be distributed by the Fund on an annual basis.

     The Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when a Fund sells its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:


Summary of Certain Federal Income Tax Consequences for Taxable Accounts

Type of Transaction                                          Tax Status

Qualified dividend income                                    Generally maximum 15% on non-corporate taxpayers


Net short-term capital gain distributions                    Ordinary income rate

Net long-term capital gain distributions                     Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains taxed at generally maximum 15% on
Long-term capital gains or losses                            non-corporate taxpayers*
more than one year

Sales of shares
(including redemptions) owned                                Gains are taxed at the same rate
for one year or less                                         as ordinary income; losses are subject
                                                             to special rules

              *For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 30% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 30% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

         Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND

    Bates Total Asset Management Inc. ("BTAM"), 401 Junction Highway, Kerrville TX 78028, serves as investment advisor to the Fund. The advisor was founded in 1992 and incorporated in 1999, and its clients consist primarily of high net worth individuals and retirement plans. As of February 29, 2004, the advisor had approximately $14 million under management. BTAM specializes in sector, index and style rotation. BTAM also provides financial planning, insurance services, real estate brokerage, and fee-for-service financial advice. L. Brent Bates has been primarily responsible for the day-to-day management of the Fund (and its predecessor) since its inception.

     L. Brent Bates is the President and Chief Executive Officer for BTAM. He has held this position since February of 1999. Prior to that date Mr. Bates operated the advisory firm as a sole proprietorship. Mr. Bates' primary duties include portfolio management. He is also the President of South Texas Ranch Services Inc., which provides ranch development and management in the Texas Hill Country.

     For the fiscal year ended November 30, 2003, the Fund paid the advisor a fee equal to 2.25% of its average daily net assets. The advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the financial performance of the Fund. Certain information reflects financial results for a single share of the Fund. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The table includes financial information of the Fund's predecessor for the fiscal period of December 7, 2001 (commencement of operations) through November 30, 2002 and for the Fund's fiscal year ended November 30, 2003. The financial information below has been audited by McCurdy & Associates CPA's, Inc., whose report is available from the Fund upon request. The Fund will provide the Annual Report without charge upon written request or by telephone.

                                                                               Year ended           Period ended
                                                                             Nov. 30, 2003          Nov. 30, 2002  (a)
                                                                          ---------------------   ------------------


Selected Per Share Data
                                                                           $        10.94           $      10.00
Net asset value, beginning of period                                      ---------------------   ------------------
Income from investment operations
  Net investment income (loss)                                                      (0.19)                 (0.16)

  Net realized and unrealized gain (loss)                                           (0.69)                  1.10
                                                                          ---------------------   ------------------

Total from investment operations                                                    (0.88)                  0.94
                                                                          ---------------------   ------------------
Less Distributions to shareholders:

  From net investment income                                                           -                      -

  From net realized gain                                                           (1.28)                     -
                                                                          ---------------------   ------------------

Total distributions                                                                (1.28)                     -
                                                                          ---------------------   ------------------

                                                                           $        8.98                 $ 10.94
Net asset value, end of period                                            =====================   ==================

Total Return                                                                       -9.52%                  9.40%(b)

Ratios and Supplemental Data
                                                                           $       5,182           $      5,521
Net assets, end of period (000)
Ratio of expenses to average net assets                                            2.28%                   2.32% (c)
Ratio of net investment income to

   average net assets                                                             (1.88)%                 (1.62)%(c)

Portfolio turnover rate                                                       81,517.38%(d)             6,493.00%

     (a)  For the period December 7, 2001  (Commencement of Operations)  through
          November 30, 2002.

     (b)  For periods of less than a full year, total return is not annualized.

     (c)  Annualized.

     (d) The Fund's portfolio turnover rate was calculated using average daily long-term market values. The average daily market values are more representative of the Fund's trading activity, since the Fund held short-term investments and did extensive trading in short sales and options for significant time periods throughout the year ended
          November 30, 2003, resulting in the high portfolio turnover rate.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

     o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 877-322-0574 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.









Investment Company Act #811-21237

1

                                 RIVERGUIDE FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                March 31, 2004


     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the RiverGuide Fund dated March 31, 2004. This SAI incorporates by reference the RiverGuide Fund's Annual Report to Shareholders dated November 30, 2003 ("Annual Report"). A free copy of the Prospectus and Annual Report to Shareholders can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 1-877-322-0574.

TABLE OF CONTENTS                                                          PAGE

DESCRIPTION OF THE TRUST AND THE FUND.........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.........3

INVESTMENT LIMITATIONS.......................................................10

INVESTMENT ADVISOR...........................................................12

TRUSTEES AND OFFICERS........................................................13

PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................16

PROXY VOTING POLICY..........................................................17

DETERMINATION OF NET ASSET VALUE.............................................18

INVESTMENT PERFORMANCE.......................................................19

STATUS AND TAXATION OF THE FUND..............................................21

CUSTODIAN....................................................................23

FUND SERVICES................................................................23

ACCOUNTANTS..................................................................23

DISTRIBUTOR..................................................................24

FINANCIAL STATEMENTS.........................................................24

DESCRIPTION OF THE TRUST AND THE FUND

     The RiverGuide Fund (the "Fund") was organized as a non-diversified series of Unified Series Trust (the "Trust") on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Bates Total Asset Management, Inc. (the "Advisor").

     On January 3, 2003, the Fund acquired all of the assets and liabilities of the RiverGuide Fund, a series of the AmeriPrime Advisors Trust (the "Predecessor Fund") in a tax-free reorganization. The Predecessor Fund commenced operations on December 7, 2001.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     As of March 10, 2004, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery St., San Francisco, CA 94104 - 99.89%.

     As of March 10, 2004, Charles Schwab & Co. may be deemed to control the Fund as the result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, Charles Schwab & Co. could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Advisor.

     As of March 10, 2004 the officers and Trustees of the Fund owned less than one percent of the shares of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

     The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order.

     Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Options - The Fund may purchase put options and sell covered call options on equity securities and securities indexes, in an effort to capture gains from a decline in those securities and as a hedge against adverse market conditions. The advisor may use the purchase of call options or sale of covered put options as additional tools for participating in upward price movements.

     When the Fund buys a call option on a security or an index; it has the right to any appreciation in the value of the security or index over a fixed price (known as the exercise price) any time up to a certain date in the future (the "expiration date"). In return for this right, the Fund pays the current market price for the option (known as the option premium). If an increase in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid, the Fund will profit on the overall position. When the Fund writes (sells) a call option, the Fund receives the option premium, but will lose money if an increase in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a call option only if the obligation taken on by the sale of the call is "covered," either 1) by owning the underlying security or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index, 2) by maintaining cash equal to the current market price of the security or index, 3) by owning another call option on the same underlying security or index with the same or a later expiration date and the same or a lower strike price, or 4) by owning another call option on the same underlying security or index with the same or a later expiration date and a higher strike price in addition to cash equal to the difference between the strike price of the sold call and the strike price of the purchased call.

     When the Fund buys a put option on a security or an index, it has the right to receive a payment based on any depreciation in the value of the security or index below the exercise price. The Fund will profit on the overall position if a decrease in the value of the security or index causes the option to increase in value to a level that is higher than the option premium the Fund paid. When the Fund writes (sells) put options, the Fund receives the option premium, but will lose money if a decrease in the value of the security or index causes the Fund's costs to cover its obligations upon exercise to increase to a level that is higher than the option premium the Fund received. The Fund will sell a put option only if the obligation taken on by the sale of the put is "covered," either 1) by maintaining cash equal to the amount necessary to purchase the underlying security if exercised, 2) by owning another put option with the same or a later expiration date and the same or a higher strike price, or 3) by owning another put option with the same or a later expiration date and a lower strike price in addition to cash equal to the difference between the strike price of the sold put and the strike price of the purchased put.

B. Equity Securities - The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

     Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

     ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risks of Investing in Foreign Securities" herein.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

     In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts ("SPDRs") and similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely.

C. Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 10% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 10% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 10%.

D. Floating Rate, Inverse Floating Rate and Index Obligations - The Fund may invest without limitation in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These floating rate, inverse floating rate and index obligations are considered to be instruments which are commonly known as derivatives. They may be backed by U.S. government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. The Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent the Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See, "Derivatives."

     Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Because the changes in the coupon are usually negatively correlated with changes in overall interest rates, interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures, a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

E. Derivatives - The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. The advisor will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund's investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

F. Foreign Securities - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

     Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

G. Foreign Currency Exchange Transactions. The Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an obligation by a Fund to purchase or to sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a Fund position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

H. Fixed Income Securities - Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

I. Municipal Securities - Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

     The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Advisor considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, the Fund holds more than 10% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 10%.

J. U.S. Government Securities - U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

K. Mortgage-Backed Securities - Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

L. Collateralized Mortgage Obligations ("CMOs") - CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

M. Zero Coupon and Pay in Kind Bonds - Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

     Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

N. Repurchase Agreements - A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government ("U.S. Government Obligation") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be credit worthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

O. Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

         5. Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

     6. Short Sales. The Fund will not effect short sales of securities except as described in the Fund's Prospectus or in this Statement of Additional Information.

     7. Investment Companies. The Fund, together with all affiliated persons of the Fund, will not purchase more than 3% of the outstanding shares of any investment company.

INVESTMENT ADVISOR

     The Fund's investment advisor is Bates Total Asset Management, Inc., 401 Junction Highway, Kerrville, Texas 78028 (the "Advisor"). L. Brent Bates may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 expenses and extraordinary expenses. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.25% of the average daily net assets of the Fund. For the period from December 7, 2001 (commencement of operations) through November 30, 2002 and for the fiscal year ended November 30, 2003, the Fund paid advisory fees of $94,765 and $144,467 respectively.

     The Agreement was approved by the Trustees, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the "Independent Trustees" and, each an "Independent Trustee"), at an in-person meeting held on December 18, 2002. The Trustees were provided in advance of the meeting with the Advisor's most recent financial statements and the Predecessor Fund's year-to-date return as of

September 30, 2002. At the meeting, counsel to the Trust reviewed the universal fee proposed to be paid to the Advisor and explained that the Advisor is responsible for paying all operating expenses of the Fund except brokerage, taxes, borrowing costs (such as interest and dividend expenses of securities sold short), fees and expenses of Independent Trustees, extraordinary expenses and any Rule 12b-1 expenses). The Trustees reviewed the Predecessor Fund's positive performance for the one month ended November 30, 2002 of 0.55% and the period December 7, 2001 (commencement of operations) through November 30, 2002 of 10.20%.

     As a result of their considerations, the Trustees determined that the proposed Agreement was in the best interests of the Fund and its shareholders.

     The Advisor retains the right to use the name "RiverGuide" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "RiverGuide" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

     The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

-------------------------------------- ---------------------------------- -------------------------------- ------------------------
                                                                                                             umber of Portfolios in
        Name, Age and Address           Position(s) Held with the Fund                                      nd Complex1 Overseen by
                                                   Complex1                    Length of Time Served                 Trustee
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
Gary E. Hippenstiel                                 Trustee                Since inception of the Trust                30
431 N. Pennsylvania St.
Indianapolis, IN

Year of Birth:  1947
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
Director, Vice President and Chief Investment Officer of Legacy Trust Trustee,
AmeriPrime Advisors Trust, July 2002 to present; Company since 1992. President and Director of Heritage Trust Company Trustee, AmeriPrime Funds, since 1995;
Trustee, CCMI Funds from 1994-1996; Vice President and Manager of Investments of
Kanaly since 2003; Trustee, Access Variable Insurance Trust since Trust Company from 1988 to 1992. 2003.
------------------------------------------------------------------------- ---------------------------------------------------------
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
                                        Position(s) Held with the Fund Length of
Time Served Number of Portfolios in
        Name, Age and Address                      Complex1                                                       Fund Complex1
                                                                                                               Overseen by Trustee
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
Stephen A. Little                                   Trustee                Since inception of the Trust                30
431 N. Pennsylvania St.
Indianapolis, IN 46204

Year of Birth:  1946
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
President and founder, The Rose, Inc., a registered  investment advisor,  Trustee, AmeriPrime Advisors Trust, July 2002 to present;
since April 1993.                                                        Trustee, AmeriPrime Funds, since 1995; Trustee, CCMI Funds since 2003.
------------------------------------------------------------------------- ---------------------------------------------------------
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
                                        Position(s) Held with the Fund Number of
Portfolios in
        Name, Age and Address                      Complex1                    Length of Time Served        nd Complex1 Overseen by
                                                                                                                     Trustee
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
Daniel Condon                                       Trustee                Since inception of the Trust                30
431 N. Pennsylvania St.
Indianapolis, IN 46204

Year of Birth:  1950
-------------------------------------- ---------------------------------- -------------------------------- ------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
Vice President and General Manager, International Crankshaft Inc., an Trustee,
AmeriPrime Advisors Trust, July 2002 to present; automotive equipment manufacturing company, 1990 to present; Trustee, Trustee, AmeriPrime Funds, since 1995; Trustee, CCMI Funds The Unified Funds, from 1994 to 2002; Trustee,
Star Select Funds, a since 2003. REIT mutual fund, from 1997 to 2000.
------------------------------------------------------------------------- ---------------------------------------------------------
  (1) The term "Fund Complex" refers to AmeriPrime Funds, AmeriPrime Advisors
Trust and the Trust.

         The Trust's Audit Committee consists of the Independent Trustees. The
Audit Committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2003.

         The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of
1940, and each officer of the Trust.
------------------------------------- ----------------------------------- --------------------------------- -----------------------
                                                                                                            Number of Portfolios in
       Name, Age and Address            Position(s) Held with the Fund         Length of Time Served        nd Complex1 Overseen by
                                                   Complex1                                                          Trustee
------------------------------------- ----------------------------------- --------------------------------- -----------------------
------------------------------------- ----------------------------------- --------------------------------- -----------------------
Timothy Ashburn(2)                    Trustee, President, and Assistant     President since inception of                30
431 N. Pennsylvania St.                           Secretary                  the Trust. Secretary from
Indianapolis, IN 46204                                                    December 2002 to December 2003.
                                                                             Assistant Secretary since
                                                                                   December 2003.
Year of Birth: 1950
------------------------------------- ----------------------------------- --------------------------------- -----------------------
------------------------------------------------------------------------- ---------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
Chairman  of  Unified  Financial  Services,  Inc.  since  1989 and Chief     Chairman, Unified Financial Services, Inc. since 1989.
Executive  Officer  from 1989 to 1992 and 1994 to April 2002;  President    Director, Unified Financial Securities, Inc. since 1990.
of Unified Financial Services from November 1997 to April 2000.           Director, Unified Fund Services, Inc. since November 2002.
                                                                          Trustee, AmeriPrime Advisors Trust, July 2002 to present;
                                                                           rustee, AmeriPrime Funds, since 1995; Trustee, CCMI Funds
                                                                                                  since 2003.
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------- ----------------------------------- --------------------------------- -----------------------
                                                                                                            Number of Portfolios in
       Name, Age and Address            Position(s) Held with the Fund         Length of Time Served       Fund Complex1 Overseen by
                                                   Complex1                                                          Trustee
------------------------------------- ----------------------------------- --------------------------------- -----------------------
------------------------------------- ----------------------------------- --------------------------------- -----------------------
Ronald C. Tritschler(3)                            Trustee                  Since inception of the Trust                30
431 N. Pennsylvania St.
Indianapolis, IN 46204

Year of Birth:  1952
------------------------------------- ----------------------------------- --------------------------------- -----------------------
------------------------------------------------------------------------- ---------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
Chief Executive Officer, Director and legal counsel of The Webb           Trustee, AmeriPrime Advisors Trust, July 2002 to present;
Companies, a national real estate company, from 2001 to present;          Trustee, AmeriPrime Funds, since 1995; Trustee, CCMI Funds
Executive Vice President and Director of The Webb Companies from 1990 since
2003. to 2000; Director, The Lexington Bank, from 1998 to present; Director,
Vice President and legal counsel for The Traxx Companies, an owner and operator of convenience stores, from 1989 to present.
------------------------------------------------------------------------- ---------------------------------------------------------






------------------------------------- ----------------------------------- --------------------- -----------------------------------
                                        Position(s) Held with the Fund Length of
Time Served Number of Portfolios in Fund
       Name, Age and Address                       Complex1                                            Complex1 Overseen by Trustee
------------------------------------- ----------------------------------- ------------------------- -------------------------------
------------------------------------- ----------------------------------- ------------------------- -------------------------------
Thomas G. Napurano                      Treasurer and Chief Financial      Since inception of the                  N/A
2424 Harrodsburg Road                              Officer                         Trust
Lexington, KY  40503

Year of Birth:  1941
------------------------------------- ----------------------------------- ------------------------- --------------------------------
------------------------------------------------------------------------- ----------------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held by Trustee
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
Chief  Financial   Officer  and  Executive  Vice  President  of  Unified                              N/A
Financial   Services,   Inc.,   the  parent   company  of  the   Trust's
administrator  and  distributor;  member  of the board of  directors  of
Unified  Financial  Services,  Inc.  from  1989  to  March  2002;  Chief
Financial   Officer  and  Treasurer,   AmeriPrime   Advisors  Trust  and
AmeriPrime  Funds (since  October  2002),  and CCMI Funds (since  August
2003).
------------------------------------------------------------------------- ---------------------------------------------------------
-------------------------------------- ---------------------------------- ----------------------- ---------------------------------
                                                                                                          Number of Portfolios
        Name, Age and Address           Position(s) Held with the Fund    Length of Time Served             in Fund Complex(1)
                                                   Complex(1)                                             Overseen by Trustee
-------------------------------------- ---------------------------------- ----------------------- ---------------------------------
-------------------------------------- ---------------------------------- ----------------------- ---------------------------------
Carol Highsmith                                    Secretary                 Secretary since                      N/A
431 N. Pennsylvania St.                                                       December 2003.
Indianapolis, IN 46204                                                     Assistant Secretary
                                                                          from December 2002 to
Year of Birth:  1964                                                          December 2003.
-------------------------------------- ---------------------------------- ----------------------- ---------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
               Principal Occupations During Past 5 Years                                    Other Directorships Held
------------------------------------------------------------------------- ---------------------------------------------------------
------------------------------------------------------------------------- ---------------------------------------------------------
Employed by Unified  Fund  Services  Inc.  (November  1994 to  present).                              None
Secretary of AmeriPrime Funds,  AmeriPrime Advisors Trust and CCMI Funds
since  December  2003  to  present.  Assistant  Secretary  of  AmeriPime
Funds, AmeriPrime Advisors Trust since December 2002.

------------------------------------------------------------------------- ---------------------------------------------------------

(1)  The term "Fund Complex"  refers to AmeriPrime  Funds,  AmeriPrime  Advisors
     Trust and the Trust.

(2) Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is a director of Unified Financial Securities, Inc., the distributor for the Fund.

(3) Mr. Tritschler may be deemed to be an "interested person" of the Trust because he owns securities of Unified Financial Services, Inc., the parent corporation of Unified Financial Securities, Inc., which is the distributor for the Fund.

     The following table provides information regarding shares of the Fund and other portfolios of the Fund Complex owned by each Trustee as of December 31, 2003.

        ===================================== ====================================== ======================================
                                                                                      Aggregate Dollar Range of Shares of
                                                                                      All Funds Within the Fund Complex(1)
                      Trustee                   Dollar Range of Predecessor Fund
                                     Shares
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Gary E. Hippenstiel                                   None                                   None
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Timothy L. Ashburn                                    None                                   None
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Ronald Tritschler                                     None                                   None
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Stephen Little                                        None                                   None
        ------------------------------------- -------------------------------------- --------------------------------------
        ------------------------------------- -------------------------------------- --------------------------------------
        Daniel Condon                                         None                                   None
        ===================================== ====================================== ======================================

          (1)  The term "Fund Complex"  refers to AmeriPrime  Funds,  AmeriPrime
               Advisors Trust and the Trust.

     The compensation paid to the Trustees and officers of the Trust for the fiscal year ended November 30, 2003 is set forth in the following table. Trustee fees are Fund Complex expenses and the Fund incurs its pro rata share of expenses based on the number of series in the Fund Complex.

   ============================== ================= ====================== =================== ======================
                                   Pension or
                                     Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
                                    Compensation     Accrued As Part of      Benefits Upon      from Trust and Fund
   Independent Trustees              from Fund          Fund Expenses          Retirement            Complex(1)
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------


   Gary E. Hippenstiel, Trustee      $4,638.96               $0                    $0                 $15,000
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Stephen A. Little, Trustee          $3,882                $0                    $0                 $10,833
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Daniel Condon, Trustee              $3,882                $0                    $0                 $10,833
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ============================== ================= ====================== =================== ======================
                                   Pension or
                                     Aggregate       Retirement Benefits    Estimated Annual    Total Compensation
   Non-Independent Trustees and     Compensation     Accrued As Part of      Benefits Upon      from Trust and Fund
             Officers               from Trust*         Fund Expenses          Retirement            Complex(1)
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Timothy L. Ashburn, Trustee,          $0                  $0                    $0                   $0
   President and Secretary
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Ronald C. Tritschler, Trustee       $3,285                $0                    $0                 $9,167
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Thomas G. Napurano, CFO and           0                   $0                    $0                   $0
   Treasurer
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------
   ------------------------------ ----------------- ---------------------- ------------------- ----------------------

   Carol J. Highsmith,                   $0                  $0                    $0                   $0
   Assistant Secretary
   ============================== ================= ====================== =================== ======================

(1)  The term "Fund Complex"  refers to AmeriPrime  Funds,  AmeriPrime  Advisors
     Trust and the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Advisor; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Advisor. For the period ended December 7, 2001 (commencement of operations) through November 30, 2002 and the fiscal year ended November 30, 2003, the Fund paid brokerage commissions of $128,790, and $251,494 respectively.

     The Trust and the Advisorhave each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.


PROXY VOTING POLICY

     The Advisor's proxy voting policies and procedures recognize that although "ordinary business matters" of a public company are primarily the responsibility of its management, subject to oversight by the board of directors, the company's shareholders must have final say over how management and directors are performing, and how shareholders' rights and ownership interests are handled,
especially   when  matters   could  have  a  substantial   economic   impact  on
shareholders. The Advisor's policy provides that it will pay particular attention to the following three factors in exercising its proxy voting responsibilities: (1) accountability of management to the board and of the board to shareholders; (2) alignment of management and shareholder interests; and (3) transparency and promotion of timely disclosure of information about a company's business operations and financial performance. Advisor's policy also outlines specific factors that it will consider in deciding how to vote proxies relating to, among other things, director elections, approval of independent auditors, adoption of compensation plans, and corporate governance issues. For example, Advisor's policy provide that Advisor will vote generally in favor of a slate of directors comprised primarily of independent directors, and against proposals that seek to eliminate or limit the rights of shareholders. Pursuant to the Trust's proxy voting policy, if any potential conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board's instructions.

     You may obtain a copy of the Trust's and the Advisor's proxy voting policy by calling 800-299-3717 to request a copy from the Fund's Proxy Voting Compliance Officer, or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn:
Proxy Voting Compliance Officer. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the documents filed with the SEC and available on the SEC's web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th , effective beginning June 30, 2004, will be filed by the Fund with the SEC on new Form N-PX. The Fund's proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.


DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of the Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

              Net Assets           =   Net Asset Value Per Share
              -------------------
              Shares Outstanding

         An example of how the Fund calculated its net asset value per share as of its fiscal year ended November 30, 2003 is as follows:

               $5,181,854          =       $8.78
               ------------------
                  590,459

Redemption In-Kind

     The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                       P(1+T)n=ERV

         Where:    P         =       a hypothetical $1,000 initial investment
                   T         =       average annual total return
                   n         =       number of years
                   ERV       =       ending redeemable value at the end of the
                                     applicable period of the hypothetical
                                     $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n = ATVd

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes
                                    on distributions).
                  n        =        number of years
                  ATVd     =        ending value, after taxes on fund
                                    distribution but not after taxes on
                                    redemption, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions, less taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:


                  P(1+T)n = ATVdr

       Where:     P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions).
                  n        =        number of years
                  ATVdr    =        ending value, after taxes on fund
                                    distributions and redemptions, at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     The following table provides information regarding the Fund's performance for the fiscal periods ended November 30, 2003.

      --------------------------------------------------------------------------------------------------------------------------
                                                           RIVERGUIDE FUND
      --------------------------------------------------------------------------------------------------------------------------
      ----------------------------------------------------------------------- ----------------------- --------------------------
                                                                                      1 Year              Since Inception(1)
      ----------------------------------------------------------------------- ----------------------- --------------------------
      ----------------------------------------------------------------------- ----------------------- --------------------------
      Average Annual Total Return                                                     -9.52%                   -0.52%
      ----------------------------------------------------------------------- ----------------------- --------------------------
      ----------------------------------------------------------------------- ----------------------- --------------------------
      Average Annual Total Return After Taxes on Distributions                       -13.59%                   -2.80%
      ----------------------------------------------------------------------- ----------------------- --------------------------
      ----------------------------------------------------------------------- ----------------------- --------------------------
      Average Annual Total Return After Taxes on Distributions and
      Redemptions                                                                     -5.43%                    -1.30%
      ----------------------------------------------------------------------- ----------------------- --------------------------
    (1)  December  7, 2001.  Performance  includes  returns of the  Predecessor
          Fund.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of any applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended November 30, 2003 , the Fund's average annual total return was -9.52%.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

Status and Taxation of the Fund

     The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

     If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

     To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

     o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock, securities, or foreign currencies) (the "Income Requirement");

     o Diversify its investments in securities within certain statutory limits; and

     o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

     The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of November 30, 2003, the Fund had net capital loss carryforwards of $398,077 which expire in 2011.

     Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

     Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

     The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

     If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

     If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

     The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

     Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee, and certain officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.25 per shareholder

(subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services. For the period ended December 7, 2001 (commencement of operations) through November 30, 2002 and the fiscal year ended November 30, 2003, Unified received $11,448 and $13,484 respectively from the Advisor on behalf of the Fund for these transfer agency services.


     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from Advisor equal to 0.050% of the Fund's assets up to $50 million, 0.040% of the Fund's assets from $50 million to $100 million, and 0.030% of the Fund's assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).For the period ended December 7, 2001 (commencement of operations) through November 30, 2002 and the fiscal year ended November 30, 2003, Unified received $15,381 and $18,245 respectively from the Advisor on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.100% of the Fund's assets under $50 million, 0.070% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month). For the period ended December 7, 2001 (commencement of operations) through November 30, 2002 and the fiscal year ended November 30, 2003, Unified received $31,031 and $30,093 respectively from the advisor on behalf of the Fund for these administrative services accountants.

ACCOUNTANTS

     The firm of Cohen McCurdy, Ltd., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending November 30, 2004. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee and certain officers of the Trust are a director and officers, respectively, of the Distributor and Unified Financial Services, Inc. (the Parent of the Distributor), and may be deemed to be affiliates of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to shareholders for the fiscal year ended November 30, 2003. You can obtain the Annual Report without charge upon written request or by calling the Fund at 1-877-322-0574.